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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 2002
                                                         ----------------
                         FIRST WASHINGTON FINANCIALCORP
                         ------------------------------
             (Exact name of registrant as specified in its charter)

            New Jersey                   000-32949               52-2150671
            -----------                ------------             ------------
   (State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No

         US Route 130 & Main Street
         Windsor, New Jersey                                       08561
         -------------------                                       ------
         (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------



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Item 5.  Other Events.
         ------------

         The Registrant issued a press release on October 21, 2002 announcing the Registrant's results for the third quarter of 2002.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
         99                                 Press Release dated October 21, 2002
                                            announcing the Registrant's results
                                            for the third quarter of 2002.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST WASHINGTON FINANCIALCORP.
                                       (Registrant)


Dated: October 22, 2002                By: /s/ C. HERBERT SCHNEIDER
                                           ------------------------
                                       C. HERBERT SCHNEIDER
                                       President and Chief Executive Officer




















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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated October 21, 2002                    5
                  announcing the Registrant's results
                  for the third quarter of 2002.